UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 1, 2013

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Departure of Directors. On May 1, 2013, Heritage Financial Corporation (“Heritage”) announced the retirement of Directors Peter N. Fluetsch and Philip S. Weigand. Messrs. Fluetsch and Weigand each retired in connection with Heritage’s retirement policy and did not stand for re-election at Heritage’s 2013 Annual Meeting of Shareholders (“Annual Meeting”), which was held today. Messrs. Fluetsch and Weigand’s respective retirements were not due to any disagreement with Heritage’s Board of Directors or management.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of the Company was held on May 1, 2013.

(b)	There were a total of 15,113,057 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 13,772,459 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one year terms:

	FOR	WITHHELD	BROKER NON-VOTES
	# of votes	# of votes	# of votes
Brian S. Charneski	12,602,369	173,268	996,822
Gary B. Christensen	12,612,113	163,524	996,822
John A. Clees	12,614,988	160,649	996,822
Kimberly T. Ellwanger	12,600,126	175,511	996,822
Brian L. Vance	12,599,711	175,926	996,822
Ann Watson	12,612,107	163,530	996,822

Based on the votes set forth above, Messrs. Charneski, Christensen, Clees, and Vance and Ms. Ellwanger and Ms. Watson were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified.

The terms of Directors Daryl J. Jensen, Jeffrey S. Lyon, and Donald V. Rhodes continued.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,827,546	837,465	110,626	996,822

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent auditors for the year ending December 31, 2013. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,680,932	50,490	41,037	—

Based on the votes set forth above, the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was duly ratified by the shareholders.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 2, 2013

HERITAGE FINANCIAL CORPORATION

By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer